UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2018

MOBILE LADS CORP.

(Exact name of registrant as specified in charter)

Nevada	333-189723	42-1774611
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9-2857 Sherwood Heights Drive Oakville, Ontario, Canada	L6J 7J9
(Address of principal executive offices)	(Zip Code)

1-800-470-9216

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 17, 2018, the Board of Directors of Mobile Lads Corp. (the “Company”) as well as a majority of its shareholders voted to change the name of the Company to Unbanc Inc. and to effect a 1 for 30 reverse split. The Company has filed a Certificate of Amendment with the Nevada Secretary of State to effect these changes with an effective date of January 31, 2018. The Company has also filed notice of the name change and reverse split with FINRA and will provide an update once FINRA approves the name change and reverse split.

On January 22, 2018, the Board of Directors of Mobile Lads Corp. (the “Company”) resolved to change its fiscal year end to December 31.

Item 8.01.	Other Events

Effective immediately, the Company has changed the address of its principal executive offices to 9-2857 Sherwood Heights Drive, Oakville, Ontario L6J 7J9. There is no change to the Company’s telephone number.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILE LADS CORP.

Date: January 24, 2018	By:	/s/ Michael Anthony Paul
Michael Anthony Paul, President & C.E.O.

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